EXHIBIT 10.3

Our Ref: L/CCA(CP)/212/10/100073-78/F/51239

Date: 23rd April 2010

COGO GROUP, INC.

Dear Sirs,

Re:	General Banking Facilities
	Borrower(s):	(1) Comtech Broadband Corporation Limited
(2) Comtech International (Hong Kong) Limited
(3) Hong Kong JJT Limited
(4) Keen Awards Limited

We are pleased to confirm that the following banking facilities relating to guarantee(s) provided by you in favour of us were made available to the above Borrowers as at 23rd April 2010:

Facility(ies)	Amount

Overdraft	USD1,000,000.00	■ Facility Utilized by all the Borrowers.

Trade Facilities	USD30,000,000.00	■ Facility utilized by all the Borrowers. ■ The aggregate outstanding of the Facility utilized by Borrower 3 shall not exceed USD10,000,000.00.

The facts above are given as at 23rd April 2010 without any responsibility or liability whatsoever on the part of the Bank or its officials for or in respect of any of such facts or any defect in or omission from such facts.

Yours faithfully,

For Bank of China (Hong Kong) Limited

Authorized Signature(s)

17/F, Bank of China Centre, Olympian City, 11 Hoi Fai Road, West Kowloon.

Website: www.bochk.com